                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 29, 2003
                        (date of earliest event reported)


                    Honda Auto Receivables 2003-5 Owner Trust
      -------------------------------------------------------------------
                       (Issuer with respect to Securities)

                        American Honda Receivables Corp.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 California                              333-104875                            33-0526079
-----------------------------------------            ------------------           ------------------------------------
       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)

                        American Honda Receivables Corp.
                               700 Van Ness Avenue
                           Torrance, California 90501
      -------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100
                                                           ----- --------

                                    No Change
      -------------------------------------------------------------------
          (Former name or former address, if changed since last report)
      -------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         Description of the Securities and the Auto Loans

         American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-104875) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2003-5 Owner Trust (the "Issuer") issued $1,014,853,000 Class A-1 1.14% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.57% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 2.30% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.96% Asset Backed Notes (the "Class A-4 Notes") (collectively, the "Notes"), on December 16, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 2003, between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

         The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

         As of the applicable cut-off date, which is December 1, 2003, the receivables possessed the characteristics described in the Prospectus dated August 12, 2003 and the Prospectus Supplement dated December 8, 2003, filed pursuant to Rule 424(b)(5) of the Act on December 8, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Exhibit 1.1. Underwriting Agreement, dated December 8, 2003, among American Honda Receivables Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Banc of America Securities LLC.

                  Exhibit 4.1. Indenture, dated as of December 1, 2003, between the Issuer and the Indenture Trustee.

                  Exhibit 4.2. Amended and Restated Trust Agreement, dated December 16, 2003, among American Honda Receivables Corp. (the "Depositor") and Deutsche Bank Trust Company Delaware (the "Owner Trustee")

                  Exhibit 4.3. Sale and Servicing Agreement, dated December 1, 2003, among the Seller, the Servicer and the Issuer.

                  Exhibit 4.4. Receivables Purchase Agreement, dated as of December 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

                  Exhibit 4.5. Administration Agreement, dated as of December 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    American Honda Receivables Corp.

                                    Registrant

                                    By: /s/ Y. Takahashi
                                        ----------------------------------
                                        Name:   Y. Takahashi
                                        Title:  President

December 29, 2003

EXHIBIT INDEX
-------------

Exhibit No.                         Description
-----------                         -----------
Exhibit 1.1.                        Underwriting Agreement, dated December 8, 2003, among American Honda Receivables
                                    Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Banc
                                    of America Securities LLC.

Exhibit 4.1.                        Indenture, dated as of December 1, 2003, between the Issuer and the Indenture
                                    Trustee.

Exhibit 4.2.                        Amended and Restated Trust Agreement, dated December 16, 2003, among American Honda
                                    Receivables Corp. (the "Depositor") and Deutsche Bank Trust Company Delaware (the
                                    "Owner Trustee")

Exhibit 4.3.                        Sale and Servicing Agreement, dated December 1, 2003, among the Seller, the Servicer and the Issuer.

Exhibit 4.4.                        Receivables Purchase Agreement, dated as of December 1, 2003, between American Honda
                                    Finance Corporation (the "Seller") and American Honda Receivables Corp. (the
                                    "Purchaser").

Exhibit 4.5.
                                    Administration Agreement, dated as of December 1, 2003, among the Issuer, American
                                    Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture
                                    Trustee.